Investment Income (Tables)	12 Months Ended
Jun. 30, 2023
Analysis of income and expense [abstract]
Disclosure of Investment income

	SA Rand
Figures in million	2023	2022	2021
Interest income from financial assets at amortised cost[1]	425	276	265
Dividend income	19	24	23
Net gain on financial instruments[2]	219	52	43
Total investment income	663	352	331
[1]    Interest income on restricted cash and investments and bank balances increased mainly due to higher interest rates during 2023.
[2]        Primarily relates to the environmental trust funds (refer to note 17) and the ARM BBEE Trust loan (refer to note 18). In 2023, fair value gains on the equity-linked deposits that form part of restricted investments increased by R167 million mainly due to the improved performance of the JSE Top 40 index to which they are linked.